November 6, 2020
U.S. Securities and Exchange Commission
100 F Street, NE
Washington, DC 20549
Re:	Horace Mann Life Insurance Company Separate Account Personal Retirement Planner Annuity File Nos. 333-215819/811-01343
Commissioners:
On behalf of Horace Mann Life Insurance Company (the "Company") and Horace Mann Life Insurance Company Separate Account (the "Separate Account"), we have transmitted via EDGAR for filing Post-Effective Amendment No. 4 (the "Amendment") to the Separate Account's registration statement on Form N-4 for certain flexible premium variable annuity contracts (Personal Retirement Planner). The Amendment is being filed pursuant to paragraph (a) of Rule 485 under the Securities Act of 1933, as amended, primarily for the purposes of including the information for an initial summary prospectus and making clarifying changes.
The Company will add links to the initial summary prospectus, enter the expense values in the expense examples, and include financial statements and any exhibits not included with the Amendment by an amendment that will be filed with the Securities and Exchange Commission pursuant to paragraph (b) of Rule 485. If you have concerns regarding this approach, please let us know.
Please note that the Company intends to utilize this filing as a basis to request template filing relief under subparagraph (b)(i)(vii) of Rule 485, as described in ADI 2018-2. We would be glad to discuss this with our reviewer once we have this filing in good order.
If you have any questions or comments about the Amendment, please call me at 217-788-5780 or Maureen Bolinger at 217-788-5720.
Sincerely,
/s/ Emily Peterson
Emily Peterson Assistant Vice President The Horace Mann Companies
Attachment
cc:	Maureen Bolinger
The Horace Mann Companies    1 Horace Mann Plaza    Springfield, Illinois 62715-0001
217-789-2500    www.horacemann.com